Exhibit 10.2

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) is executed as of October 8, 2020 by and between Jaguar Health, Inc., a Delaware corporation (the “Company”), and Iliad Research and Trading, L.P., a Utah limited partnership, its successors and/or assigns (“Holder”).

A.                                    Pursuant to that certain Exchange Agreement, dated as of September 1, 2020, the Company issued (i) 842,500 shares (the “Series C Preferred Shares”) of the Company’s Series C Perpetual Preferred Stock, $0.0001 par value per share, established pursuant to that certain “Series C Certificate of Designation” defined below (the “Series C Preferred Stock”) and (ii) 842,500 shares (the “Series D Preferred Shares” and, together with the Series C Preferred Shares, the “September Exchange Shares”) of the Company’s Series D Perpetual Preferred Stock, $0.0001 par value per share, established pursuant to that certain “Series D Certificate of Designation” defined below (the “Series D Preferred Stock”), to Holder.

B.                                    Subject to the terms of this Agreement, Holder and the Company desire to exchange (such exchange is referred to as the “October Share Exchange”) 285,000 shares of Series C Preferred Stock (the “Original Shares”) for (i) 250,000 shares (the “October Exchange Shares”) of voting common stock, par value $0.0001 per share (the “Common Stock”) and (ii) pre-funded warrants to purchase 7,057,692 shares of Common Stock (the “October Exchange Warrants” and, together with the October Exchange Shares and the shares of Common Stock issuable upon exercise of the October Exchange Warrants, the “October Exchange Securities”).  The October Share Exchange will consist of Holder surrendering the Original Shares in return for the October Exchange Securities. Other than the surrender of the Original Shares, no consideration of any kind whatsoever shall be given by Holder to the Company in connection with this Agreement.

C.                                    This Agreement, the October Exchange Securities, the Secretary’s Certificate (as defined below), and any other documents, agreements, or instruments entered into or delivered in connection with this Agreement, or any amendments to any of the foregoing, are collectively referred to as the “Exchange Documents”.

D.                                    Pursuant to the terms and conditions hereof, Holder and the Company agree to exchange the Original Shares for the October Exchange Securities.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the parties hereto agree as follows:

1.                                      Issuance of October Exchange Securities; Cancellation of Original Shares. Upon execution of this Agreement, Holder will surrender the Original Shares to the Company and relinquish any and all other rights Holder may have under the Original Shares, and the Company will issue to Holder the October Exchange Shares and October Exchange Warrants. The form of October Exchange Warrant is annexed hereto as Exhibit A. The Company and Holder agree that upon surrender of the Original Shares (a) each of the Original Shares will be cancelled and of no further force and effect and (b) Holder shall take all action reasonably requested by the Company to effectuate the foregoing.

2.                                      Closing. Subject to the satisfaction (or written waiver) of the conditions set forth in Section 6 and Section 7 below, the closing of the transaction contemplated hereby (the “Closing”) along with the delivery of the October Exchange Shares, the October Exchange Warrants and the other Exchange Documents shall occur on the date that is mutually agreed to by the Company and Holder (the “Closing Date”) by means of the exchange by express courier and email of .pdf documents, but shall be deemed to have occurred at the offices of Hansen Black Anderson Ashcraft PLLC in Lehi, Utah. Upon Closing, any

and all obligations of the Company to Holder under the Original Shares shall be fully satisfied, the Original Shares shall be cancelled, and Holder will have no remaining rights, powers, privileges, remedies or interests under the Original Shares.

3.                                      Representations, Warranties and Covenants of Holder. Holder represents, warrants, and covenants to the Company that:

3.1.                            Investment Purpose. Holder is acquiring the October Exchange Securities for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act of 1933, as amended (the “Securities Act”).

3.2.                            Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of Holder and is a valid and binding agreement of Holder enforceable in accordance with its terms.

3.3.                            No Violation. The October Share Exchange as contemplated herein will not violate or breach the terms of any other agreement by which Holder is bound.

3.4.                            Original Shares.  Holder has not previously transferred the Original Shares (nor agreed to do so) and to the best of its knowledge has exclusive good and marketable right, title and interest (legal and beneficial) in and to all of the Original Shares. Holder has not placed any liens, pledges, security interests, charges, claims, or encumbrances of any kind on the Original Shares except as may apply as a result of applicable securities laws.

3.5.                            Additional Representations and Warranties of Holder.  Holder is acquiring the October Exchange Securities for investment for such Holder’s own account, and not with a view to, or for resale in connection with, any distribution thereof, and Holder has no present intention of selling or distributing the October Exchange Securities.  Holder has had an opportunity to discuss the Company’s business, management and financial affairs with its management and to obtain any additional information which Holder has deemed necessary or appropriate for deciding whether or not to acquire the October Exchange Securities, including an opportunity to receive, review and understand the information set forth in the Company’s financial statements, capitalization and other business information as Holder deems prudent. Holder acknowledges that no other representations or warranties, oral or written, have been made by the Company or any agent thereof except as set forth in this Agreement.  Holder is aware that no federal, state or other agency has made any finding or determination as to the fairness of the investment, nor made any recommendation or endorsement of the October Exchange Securities.  Holder has such knowledge and experience in financial and business matters, including investments in other emerging growth companies that such individual or entity is capable of evaluating the merits and risks of the investment in the October Exchange Securities and it is able to bear the economic risk of such investment.  Holder has such knowledge and experience in financial and business matters that such individual is capable of utilizing the information made available in connection with the acquisition of the October Exchange Securities, of evaluating the merits and risks of an investment in the October Exchange Securities and of making an informed investment decision with respect to the October Exchange Securities. Holder is aware that there is currently no public market for the October Exchange Warrants and that there is no guarantee that a public market will develop at any time in the future.

4.                                      Representations, Warranties, and Covenants of the Company. The Company hereby makes the representations set forth below and covenants and agrees as follows to Holder (in addition to those set forth elsewhere herein) with respect to itself, as applicable:

4.1.                            Organization and Qualification. The Company has been duly organized, validly exists and is in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by the United States Bankruptcy Code and laws effecting creditors’ rights, generally. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified would not reasonably be expected to have a material adverse effect on Company’s business, assets, properties, operations or financial condition or its ability to perform is obligations hereunder (a “Material Adverse Effect”).

4.2.                            Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the October Exchange Securities, and each of the other Exchange Documents and to issue the October Exchange Securities in accordance with the terms hereof, (ii) the execution and delivery of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby, including, without limitation, the issuance of the October Exchange Securities, have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Exchange Documents have been duly executed and delivered by the Company, (iv) this Agreement and the October Exchange Securities constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, (v) except for the submission of a Nasdaq Listing of Additional Shares notification form with respect to the October Exchange Securities to the Nasdaq Stock Market, no further authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders or any lender of the Company is required to be obtained by the Company for the issuance of the October Exchange Securities to Holder or the entering into of the Exchange Documents, and (vi) the Company’s signatory has full corporate or other requisite authority to execute the Exchange Documents and to bind the Company. The Company’s Board of Directors has duly adopted a resolution authorizing this Agreement and the other Exchange Documents and ratifying their terms, as indicated by the Secretary’s Certificate.

4.3.                            Issuance of October Exchange Securities. The issuance of the October Exchange Shares is duly authorized, and when issued and delivered by the Company pursuant to the terms of this Agreement against receipt of the consideration provided for in this Agreement, will be validly issued, fully paid and non-assessable. The October Exchange Warrants have been duly authorized for issuance, and when issued and delivered by the Company pursuant to the terms of this Agreement against receipt of the consideration provided for in this Agreement, the October Exchange Warrants will be valid and binding obligations of the Company, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally (including without limitation all laws relating to fraudulent transfers) and to the effect of general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law).

4.4.                            No Conflicts. The execution and delivery of the Exchange Documents by the Company, the issuance of the October Exchange Securities in accordance with the terms hereof, and the consummation by the Company of the other transactions contemplated by the Exchange Documents do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the Company’s formation documents or bylaws, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including, without limitation, any listing agreement for the Company’s common stock, except (1) as to which requisite consents have been obtained and (2) otherwise as would not reasonably be expected to have a Material Adverse Effect, or (iii) any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal, state or foreign regulatory body, administrative agency, or other governmental body having jurisdiction over Company or any of Company’s properties or assets, except as would not reasonably be expected to have a Material Adverse Effect.

4.5.                            Common Stock Registered. The Company has registered its voting common stock, par value $0.0001 per share (the “Common Stock”), under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is obligated to file reports pursuant to Section 13 or Section 15(d) of the Exchange Act.

4.6.                            SEC Documents: Financial Statements. None of the Company’s filings filed with the United States Securities and Exchange Commission (the “SEC”) contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not materially misleading. The Company has not consummated any financing transaction that has not been disclosed in a periodic filing or current report with the SEC under the Exchange Act. Except with respect to the quarterly report on Form 10-Q for the quarter ended March 31, 2019, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company with the SEC under the Exchange Act on a timely basis or has received a valid extension of such time of filing and has filed any such report, schedule, form, statement or other document prior to the expiration of any such extension.

4.7.                            Not a Shell Company. The Company is not, nor has it been at any time in the previous twelve (12) months, a “Shell Company,” as such type of “issuer” is described in Rule 144(i)(1) under the Securities Act.

4.8.                            Brokers. The Company agrees that it will not incur any brokerage commission, placement agent or finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby.

4.9.                            Absence of Litigation. Except as disclosed by the Company in Schedule 4.10 or in a periodic filing or current report with the SEC under the Exchange Act, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock, or any of the Company’s subsidiaries, which would reasonably be expected to have a Material Adverse Effect.

4.10.                     No Additional Consideration. The Company has not received any cash or property consideration in any form whatsoever for entering into this Agreement, other than the surrender of the Original Shares.

4.11.                     Recitals.  All of the information, facts and representations set forth in the Recitals section of this Agreement are in all material respects true and accurate as of the date hereof and are incorporated as representations and warranties of the Company as if set forth in this Section 4.

4.12.                     Sufficient Contacts. The Company acknowledges that the State of Utah has a reasonable relationship and sufficient contacts to the transactions contemplated by the Exchange Documents and any dispute that may arise related thereto such that the laws and venue of the State of Utah, as set forth more specifically in Section 8.1 below, shall be applicable to the Exchange Documents and the transactions contemplated therein.

4.13.                     Due Diligence. The Company has performed due diligence and background research on Holder and its affiliates including, without limitation, John M. Fife, and, to its satisfaction, has made inquiries with respect to all matters the Company may consider relevant to the undertakings and relationships contemplated by the Exchange Documents including, among other things, the following: http://investing.businessweek.com/research/stocks/people/person.asp?personId=7505107&ticker=UAHC; SEC Civil Case No. 07-C-0347 (N.D. Ill.); SEC Civil Action No. 07-CV-347 (N.D. Ill.); and FINRA Case #2011029203701. In addition, Holder is involved in ongoing litigation with the SEC regarding whether or not it needs to be registered as a broker-dealer (see SEC Civil Case No. 1:20-cv-05227 (N.D. Ill.)). The Company, being aware of the matters described in this Section 4.13, acknowledges and agrees that such matters, or any similar matters, have no bearing on the transactions contemplated by the Exchange Documents and covenants and agrees it will not use any such information as a defense to performance of its obligations under the Exchange Documents or in any attempt to avoid, modify or reduce such obligations.

4.14.                     Registration Statement. The Company has prepared and filed a registration statement on Form S-3 (the “Registration Statement”) in conformity with the requirements of the Securities Act, which became effective on September 23, 2020 (the “Effective Date”), including a base prospectus (the “Base Prospectus”), and such amendments and supplements thereto as may have been required to the date of this Agreement and will file a supplement to the Base Prospectus complying with Rule 424(b) of the Securities Act upon issuance of the October Exchange Securities (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”). The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the SEC and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the SEC. At the time the Registration Statement and any amendments thereto became effective, and at the date hereof, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at the time the Prospectus or any amendment or supplement thereto was issued and at the date hereof, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company was at the time of the filing of the Registration Statement eligible to use Form S-3.

5.                                      Company Covenants. Until all of the Company’s obligations under all of the Exchange Documents are paid and performed in full, or within the timeframes otherwise specifically set forth below, the Company, as applicable, will at all times comply with the following covenants: (i) so long as Holder beneficially owns any October Exchange Securities and for at least twenty (20) Trading Days thereafter, the Company will timely file on or before the applicable deadline all reports required to be filed with the SEC pursuant to Sections 13 or 15(d) of the Exchange Act, and will take all reasonable action under its control to ensure that adequate current public information with respect to the Company, as required in accordance with Rule 144 of the Securities Act, is publicly available, and until a Fundamental Transaction (as defined below) will not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination; (ii) until a Fundamental Transaction, the Common Stock shall be listed or quoted for trading on any of (a) NYSE, (b) NASDAQ, (c) OTCQX, or (d) OTCQB; and (iii) until a Fundamental Transaction, trading in the Company’s Common Stock will not be suspended, halted, chilled, frozen, reach zero bid or otherwise cease on the Company’s principal trading market.  For purposes of this Section 5, “Fundamental Transaction” means that (a) (i) the Company shall, directly or indirectly, in one or more related transactions, consolidate or merge with or into (whether or not the Company or any of its subsidiaries is the surviving corporation) any other person or entity, or (ii) the Company shall, directly or indirectly, in one or more related transactions, sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other person or entity, or (iii) the Company or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, allow any other person or entity to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of voting stock of the Company (not including any shares of voting stock of the Company held by the person or persons making or party to, or associated or affiliated with the persons or entities making or party to, such purchase, tender or exchange offer), or (iv) the Company shall, directly or indirectly, in one or more related transactions, consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other person or entity whereby such other person or entity acquires more than 50% of the outstanding shares of voting stock of the Company (not including any shares of voting stock of the Company held by the other persons or entities making or party to, or associated or affiliated with the other persons or entities making or party to, such stock or share purchase agreement or other business combination), or (v) the Company shall, directly or indirectly, in one or more related transactions, reorganize, recapitalize or reclassify the Common Stock, other than an increase in the number of authorized shares of the Company’s Common Stock, or (b)  any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding voting stock of the Company.

6.                                      Conditions to the Company’s Obligation to Exchange. The obligation of the Company hereunder to exchange the Original Shares for the October Exchange Securities at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

6.1.                            Holder shall have executed and delivered this Agreement to the Company.

6.2.                            All representations and warranties of Holder set forth herein shall be true and correct.

6.3.                            Holder shall have surrendered the Original Shares to the Company.

7.                                      Conditions to Holder’s Obligation to Exchange. The obligation of Holder hereunder to exchange the Original Shares at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for Holder’s sole benefit and may be waived by Holder at any time in its sole discretion:

7.1.                            The Company shall have executed and delivered this Agreement, the October Exchange Shares and the October Exchange Warrants to Holder.

7.2.                            All representations and warranties of the Company set forth herein shall be true and correct.

8.                                      Miscellaneous. The provisions set forth in this Section 8 shall apply to this Agreement, as well as all other Exchange Documents as if these terms were fully set forth therein.

8.1.                            Arbitration of Claims. The parties shall submit all claims, disputes and causes of action (each, a “Claim”) arising under this Agreement or any other Transaction Document or any other agreement between the parties and their affiliates or any Claim relating to the relationship of the parties to binding arbitration pursuant to rules of the American Arbitration Association. Within seven (7) calendar days of initiation of arbitration by either party, Holder will provide a list of five (5) arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Services (http://www.utahadrservices.com) (such five (5) arbitrators, the “Proposed Arbitrators”). Within five (5) calendar days after Holder has submitted to the Company the names of the Proposed Arbitrators, the Company must select by written notice to Holder, one (1) of the Proposed Arbitrators to act as the arbitrator. If the Company fails to select one of the Proposed Arbitrators in writing within such 5-day period, then Holder may select the arbitrator from the Proposed Arbitrators by providing written notice of such selection to the Company. The arbitrator shall be instructed to complete and shall complete the arbitration within six (6) months of commencement and shall only allow limited discovery on issues directly related to the applicable Claims. The parties hereby acknowledge and agree that the arbitration provisions set forth in this Section 8.1 (the “Arbitration Provisions”) are unconditionally binding on the parties hereto and are severable from all other provisions of this Agreement. By executing this Agreement, the Company represents, warrants and covenants that the Company has reviewed the Arbitration Provisions carefully, consulted with legal counsel about such provisions (or waived its right to do so), understand that the Arbitration Provisions are intended to allow for the expeditious and efficient resolution of any dispute hereunder, agree to the terms and limitations set forth in the Arbitration Provisions, and that the Company will not take a position contrary to the foregoing representations. The Company acknowledges and agrees that Holder may rely upon the foregoing representations and covenants of the Company regarding the Arbitration Provisions.

8.2.                            Governing Law; Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Utah without regard to the principles of conflict of laws. Each party consents to and expressly agrees that the exclusive venue for arbitration of any dispute arising out of or relating to this Agreement or the relationship of the parties or their affiliates shall be in Salt Lake County, Utah. Without modifying the parties’ obligations to resolve disputes hereunder pursuant to the Arbitration Provisions, each party hereto submits to the exclusive jurisdiction of any state or federal court sitting in Salt Lake County, Utah in any proceeding arising out of or relating to this Agreement and agrees that all Claims in respect of the proceeding may only be heard and determined in any such court and hereby expressly submits to the exclusive personal jurisdiction and venue of such court for the purposes hereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereto hereby irrevocably consents to the service of process of any of the aforementioned courts in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to its address as set forth in Section 8.16 below, such service to become effective ten (10) days after such mailing.

8.3.                            Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Except as otherwise expressly provided herein, no person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

8.4.                            Pronouns.  All pronouns and any variations thereof in this Agreement refer to the masculine, feminine or neuter, singular or plural, as the context may permit or require.

8.5.                            Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

8.6.                            Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

8.7.                            Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such provision shall be modified to achieve the objective of the parties to the fullest extent permitted and such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

8.8.                            Entire Agreement. This Agreement, together with the other Exchange Documents, constitutes and contains the entire agreement between the parties hereto, and supersedes all prior oral or written agreements and understandings between Holder, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Holder makes any representation, warranty, covenant or undertaking with respect to such matters. For the avoidance of doubt, all prior term sheets or other documents between the Company and Holder, or any affiliate thereof, related to the transactions contemplated by the Exchange Documents (collectively, “Prior Agreements”), that may have been entered into between the Company and Holder, or any affiliate thereof, are hereby null and void and deemed to be replaced in their entirety by the Exchange Documents. To the extent there is a conflict between any term set forth in any Prior Agreement and the term(s) of the Exchange Documents, the Exchange Documents shall govern.

8.9.                            Amendment. Any amendment, supplement or modification of or to any provision of this Agreement, shall be effective only if it is made or given by an instrument in writing (excluding any email message) and signed by the Company and Holder.

8.10.                     No Waiver. No forbearance, failure or delay on the part of a party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver of any provision of this Agreement shall be effective (a) only if it is made or given in writing (including an email message) and (b) only in the specific instance and for the specific purpose for which made or given.

8.11.                     Assignment. Notwithstanding anything to the contrary herein, the rights, interests or obligations of the Company hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of Holder, which consent may be withheld at the sole discretion of Holder; provided, however, that in the case of a merger, sale of substantially all of the Company’s assets or other corporate reorganization, Holder shall not unreasonably withhold, condition or delay such consent. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Holder hereunder may be assigned by Holder to a third party, including its financing sources, in whole or in part.

8.12.                     No Strict Construction. The language used in this Agreement is the language chosen mutually by the parties hereto and no doctrine of construction shall be applied for or against any party.

8.13.                     Attorneys’ Fees.  In the event of any action at law or in equity to enforce or interpret the terms of this Agreement or any of the other Exchange Documents, the parties agree that the party who is awarded the most money (which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the reasonable and documented out of pocket attorneys’ fees and expenses paid by such prevailing party in connection with the litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses.  Nothing herein shall restrict or impair a court’s power to award fees and expenses for frivolous or bad faith pleading.

8.14.                     Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, ANY OTHER EXCHANGE DOCUMENT, OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY.  THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING ITS RIGHT TO DEMAND TRIAL BY JURY.

8.15.                     Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

8.16.                     Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of: (i) the date delivered, if delivered by personal delivery as against written receipt therefor or by email to an executive officer, or by facsimile (with successful transmission confirmation), (ii) the earlier of the date delivered or the third Trading Day after deposit, postage prepaid, in the United States Postal Service by certified mail, or (iii) the earlier of the date delivered or the third Trading Day after mailing by express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by five (5) calendar days’ advance written notice similarly given to each of the other parties hereto):

If to the Company:

Jaguar Health, Inc.

Attn: Lisa A. Conte

200 Pine Street, Suite 400

San Francisco, CA 94104

With a copy to (which copy shall not constitute notice):

Reed Smith LLP

Attn: Don Reinke
101 Second Street, Suite 1800
San Francisco, CA, 94105-3659

If to Holder:

Iliad Research and Trading, L.P.

Attn: John Fife

303 East Wacker Drive, Suite 1040

Chicago, Illinois 60601

With a copy to (which copy shall not constitute notice):

Hansen Black Anderson Ashcraft PLLC

Attn: Jonathan Hansen

3051 West Maple Loop Drive, Suite 325

Lehi, Utah 84043

8.17.                     Survival of Representations and Warranties. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement for the maximum time allowable by applicable law.

8.18.                     Transaction Fees. Except as otherwise set forth herein, each party shall be responsible for its own attorneys’ fees and other costs and expenses associated with documenting and closing the transaction contemplated by this Agreement.

8.19.                     Specific Performance. The Company and Holder acknowledge and agree that irreparable damage would occur in the event that any provision of this Agreement or any of the other Exchange Documents were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions, without (except as specified in the Arbitration Provisions) the necessity to post a bond, to prevent or cure breaches of the provisions of this Agreement or such other Exchange Document and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. For the avoidance of doubt, in the event Holder seeks to obtain an injunction from a court or an arbitrator against the Company or specific performance of any provision of any Exchange Document, such action shall not be a waiver of any right of Holder under any Exchange Document, at law, or in equity, including without limitation its rights to arbitrate any Claim pursuant to the terms of the Exchange Documents, nor shall Holder’s pursuit of an injunction prevent Holder, under the doctrines of claim preclusion, issues preclusion, res judicata or other similar legal doctrines, from pursuing other Claims in the future in a separate arbitration.

8.20.                     Time is of the Essence. Time is expressly made of the essence of each and every provision of this Agreement and the Exchange Documents.

8.21.                     Voluntary Agreement. Each of the Company and Holder has carefully read this Agreement and each of the other Exchange Documents and has asked any questions needed for such party to understand the terms, consequences and binding effect of this Agreement and each of the other Exchange Documents and fully understand them. Each of the Company and Holder has had the opportunity to seek the advice of an attorney of such party’s choosing, or has waived the right to do so, and is executing this Agreement and each of the other Exchange Documents voluntarily and without any duress or undue influence by the other party or anyone else.

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IN WITNESS WHEREOF, each of the undersigned represents that the foregoing statements made by it above are true and correct and that it has caused this Exchange Agreement to be duly executed on its behalf (if an entity, by one of its officers thereunto duly authorized) as of the date first above written.

HOLDER:

ILIAD RESEARCH AND TRADING, L.P.

By: Iliad Management, L.L.C., its General Partner

By: Fife Trading, Inc., its Manager

By:	/s/ John M. Fife
John M. Fife, President

COMPANY:

JAGUAR HEALTH, INC.

By:	/s/ Lisa A. Conte
Name: Lisa A. Conte
Title: President & CEO

ATTACHMENTS:

Disclosure Schedule

Exhibit A                                             Form of Pre-Funded Warrant